UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 27, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-2 Home Equity Mortgage Pass-Through Certificates, Series 2004-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-25              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

    On September 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-2
Home Equity Mortgage Pass-Through Certificates, Series 2004-2
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: September 29, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004




Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 2
                           Statement to Certificate Holders
                                  September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1      254,100,000.00    202,878,724.90   15,096,576.72     343,118.64    15,439,695.36     0.00        0.00      187,782,148.18
M1       28,875,000.00     28,875,000.00            0.00      57,304.84        57,304.84     0.00        0.00       28,875,000.00
M2       23,100,000.00     23,100,000.00            0.00      58,548.88        58,548.88     0.00        0.00       23,100,000.00
B1       13,200,000.00     13,200,000.00            0.00      42,531.50        42,531.50     0.00        0.00       13,200,000.00
B2        5,750,000.00      5,750,000.00            0.00      19,844.69        19,844.69     0.00        0.00        5,750,000.00
B3A       2,475,000.00      2,475,000.00            0.00      12,171.84        12,171.84     0.00        0.00        2,475,000.00
B3F       2,500,000.00      2,500,000.00            0.00      15,260.42        15,260.42     0.00        0.00        2,500,000.00
P               100.00            100.00            0.00      65,651.47        65,651.47     0.00        0.00              100.00
AR              100.00              0.00            0.00           0.00             0.00     0.00        0.00                0.00
ARL             100.00              0.00            0.00           0.00             0.00     0.00        0.00                0.00
TOTALS  330,000,300.00    278,778,824.90   15,096,576.72     614,432.28    15,711,009.00     0.00        0.00      263,682,248.18

AIO     127,050,000.00    101,439,362.46            0.00     117,077.93       117,077.93     0.00        0.00       93,891,074.10
X1      330,000,000.00    283,466,923.79            0.00           0.00             0.00     0.00        0.00      269,570,665.23
X2                0.00              0.00            0.00           0.00             0.00     0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      22541SEN4      798.42079850    59.41195089         1.35032916       60.76228005    739.00884762      A1       1.845000 %
M1      22541SER5    1,000.00000000     0.00000000         1.98458320        1.98458320  1,000.00000000      M1       2.165000 %
M2      22541SES3    1,000.00000000     0.00000000         2.53458355        2.53458355  1,000.00000000      M2       2.765000 %
B1      22541SET1    1,000.00000000     0.00000000         3.22208333        3.22208333  1,000.00000000      B1       3.515000 %
B2      22541SEU8    1,000.00000000     0.00000000         3.45125043        3.45125043  1,000.00000000      B2       3.765000 %
B3A     22541SFZ6    1,000.00000000     0.00000000         4.91791515        4.91791515  1,000.00000000      B3A      5.365000 %
B3F     22541SGA0    1,000.00000000     0.00000000         6.10416800        6.10416800  1,000.00000000      B3F      7.325000 %
P       22541SEV6    1,000.00000000     0.00000000                ###              ####  1,000.00000000      P        8.661681 %
AR      22541SEQ7        0.00000000     0.00000000         0.00000000        0.00000000      0.00000000      AR       8.661681 %
ARL     22541SFY9        0.00000000     0.00000000         0.00000000        0.00000000      0.00000000      ARL      8.661681 %
TOTALS                 844.78354989    45.74716059         1.86191431       47.60907490    799.03638930

AIO     22541SEP9      798.42079858     0.00000000         0.92151067        0.92151067    739.00884770      AIO      1.385000 %
X1      22541SEW4      858.99067815     0.00000000         0.00000000        0.00000000    816.88080373      X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com


Sec. 4.06(a)(i)               Principal Remittance Amount                                                           13,719,843.69

                              Scheduled Principal Payments                                                             466,115.94

                              Principal Prepayments                                                                 12,898,444.19

                              Curtailments                                                                             354,417.20

                              Curtailment Interest Adjustments                                                             866.36

                              Repurchase Principal                                                                           0.00

                              Substitution Amounts                                                                           0.00

                              Net Liquidation Proceeds                                                                       0.00

                              End of Pre-Funding Period Transfer                                                             0.00

                              Other Principal Adjustments                                                                    0.00

                              Gross Interest                                                                         2,179,344.05

                              Recoveries from Prior Loss Determinations                                                      0.00

                              Reimbursements of Non-Recoverable Advances Previously Made                                11,726.15

                              Recovery of Reimbursements Previously Deemed Non-Recoverable                                   0.00

Prepayment Penalties          Number of Loans with Respect to which Prepayment Penalties were Collecte                         36

                              Balance of Loans with Respect to which Prepayment Penalties were Collect               1,701,783.12

                              Amount of Prepayment Penalties Collected                                                  65,650.75

Sec. 4.06(a)(iv)              Beginning Number of Loans Outstanding                                                         6,283

                              Beginning Aggregate Loan Balance                                                     283,467,020.24

                              Ending Number of Loans Outstanding                                                            6,023

                              Ending Aggregate Loan Balance                                                        269,570,761.68

Sec. 4.06(a)(v)               Servicing Fees (Including Credit Risk Manager Fees)                                      122,663.18

                              Trustee Fees                                                                               2,362.23

Sec. 4.06(a)(vii)             Current Advances                                                                                N/A

                              Aggregate Advances                                                                              N/A

Section 4.06(a)(viii          Delinquent Mortgage Loans
                                        Group 1
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                        27             1,201,585.26                  0.45 %
                                       2 Month                        13               572,983.71                  0.21 %
                                       3 Month                        29             1,707,512.76                  0.63 %
                                        Total                         69             3,482,081.73                  1.29 %
                              * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                 18              577,812.94                  0.21 %
                                       * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %
Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                    176,414.87

                           Cumulative Realized Losses - Reduced by Recoveries                                         222,738.79

Sec. 4.06 (a)(xiv)         Amount on Deposit in Pre-Funding Account                                                         0.00

Sec. 4.06 (a)(xiv)         Capitalized Interest Requirement                                                                 0.00

Sec. 4.06 (a)(xiv)         Weighted Average Net Mortgage Rate                                                          8.66521 %

Sec. 4.06 (a)(xiv)         Net Excess Spread                                                                           0.86263 %

Trigger Event              Trigger Event Occurrence (Effective May 2007)                                                      NO
                           (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                            0.75440 %
                           Sr. Enhancement Percentage x 16%                                                            4.85444 %
                                                 OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                     0.00 %
                           Cumulative Loss Limit                                                                          8.00 %

O/C Reporting              Targeted Overcollateralization Amount                                                   12,705,011.55
                           Ending Overcollateralization Amount                                                      5,888,513.50
                           Ending Overcollateralization Deficiency                                                  6,816,498.05
                           Overcollateralization Release Amount                                                             0.00
                           Monthly Excess Interest                                                                  1,376,733.03
                           Payment to Class X-1                                                                             0.00
